Income Taxes (Tables)	12 Months Ended
Jul. 31, 2015
Income Tax Disclosure [Abstract]
Schedule of income taxes

The items causing this difference for the periods ended July 31, 2015 and 2014 are as follows.

	July 31, 2015	July 31, 2014
Tax benefit at U.S. statutory rate	$762,537	$466,602
Less: amortization of discount on convertible notes	(172,357)	(380,452)
Less: stock based compensation	(49,000)	—
Less: valuation allowance	(541,180)	(86,150)
Net tax benefit	$—	$—